SUPERCEDES PRELIMINARY PROSPECTUS SUPPLEMENT DATED OCTOBER 17, 2000
                      WITH REGARD TO CERTIFICATE BALANCES.

                          DLJ COMMERCIAL MORTGAGE CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2000-CKP1

                                 $1,181,052,000
                                  (APPROXIMATE)
                              OFFERED CERTIFICATES


                                     [Logo]

                                     COLUMN
                                    FINANCIAL

                                     [Logo]
                                    KEY BANK

                                     [Logo]
                                   PRUDENTIAL


PRUDENTIAL SECURITIES                              DONALDSON, LUFKIN & JENRETTE

Credit Suisse First Boston      McDonald Investments        Salomon Smith Barney
                                a KeyCorp Company


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1                                         OCTOBER 23, 2000
                      COLLATERAL AND STRUCTURAL TERM SHEET

TRANSACTION OFFERINGS:

----------------------------------------------------------------------------------------------------------------------------------
                                       PERCENTAGE
                           INITIAL     OF INITIAL             INITIAL
                          AGGREGATE     MORTGAGE               PASS-    WTD.
                          PRINCIPAL       POOL      CREDIT    THROUGH   AVG.               PRINCIPAL
CLASS       RATINGS(1)     BALANCE       BALANCE    SUPPORT    RATE(2)  LIFE(3) MATURITY(3)  WINDOW(3)  LEGAL STATUS     ERISA (4)
-----       -------        -------     ----------   -------  ---------  ----    --------     ------     ------------     -----

Publicly Offered Certificates:
A-1A        Aaa/AAA      $ 210,537,000    16.31%     22.50%      %       5.7     8/09     12/00-8/09      Public          Yes
A-1B        Aaa/AAA       $789,808,000    61.19%     22.50%      %       9.6     8/10      8/09-8/10      Public          Yes
A-2          Aa2/AA        $51,631,000     4.00%     18.50%      %       9.8     9/10      8/10-9/10      Public           No
A-3           A2/A         $58,084,000     4.50%     14.00%      %       9.8     9/10      9/10-9/10      Public           No
A-4          A3/A-         $16,135,000     1.25%     12.75%      %       9.8     9/10      9/10-9/10      Public           No
B-1        Baa1/BBB+       $16,134,000     1.25%     11.50%      %       9.9     10/10    9/10-10/10      Public           No
B-2         Baa2/BBB       $25,816,000     2.00%      9.50%      %       9.9     10/10    10/10-10/10     Public           No
B-3        Baa3/BBB-       $12,907,000    1.000%      8.50%      %       9.9     10/10    10/10-10/10     Public           No

Privately Offered Certificates(5):

S              --            --            --          --        --      --       --          --       Private-144A        --
B-4            --            --            --          --        --      --       --          --       Private-144A        --
B-5            --            --            --          --        --      --       --          --       Private-144A        --
B-6            --            --            --          --        --      --       --          --       Private-144A        --
B-7            --            --            --          --        --      --       --          --       Private-144A        --
B-8            --            --            --          --        --      --       --          --       Private-144A        --
B-9            --            --            --          --        --      --       --          --       Private-144A        --
C              --            --            --          --        --      --       --          --       Private-144A        --
-----------------------------------------------------------------------------------------------------------------------------



(1)  Moody's Investors Service, Inc. / Fitch, Inc.

(2) Classes _, _ and _ will be fixed rate. Classes _, _ and _ will be fixed subject to the net WAC of the pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their anticipated repayment dates. Otherwise based on "Maturity Assumptions" set forth in the prospectus supplement. Expressed in years.

(4) Expected to be eligible for each of the Underwriters' individual prohibited transaction, if any, exemption under ERISA.

(5) Not offered herein. Classes B-4, B-5, B-6, B-7, B-8, B-9 and C have been previously placed. Class S is being marketed privately. Privately offered certificates will also include a class D and class R, neither of which has a principal balance or accrues interest.


--------------------------------------------------------------------------------

Originator Profile:
------------------

94 of the mortgage loans, representing 40.2% of the initial mortgage pool balance, were originated or acquired by Column Financial, Inc. ("Column"). Column was established in August 1993 and is an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. (which has announced its agreement to be acquired by Credit Suisse First Boston Group). Column has originated more than 2,100 commercial mortgage loans, totaling approximately $11.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the country. All of the Column mortgage loans in this transaction were originated or acquired between 1998 and 2000.

86 of the mortgage loans, representing 28.5% of the initial mortgage pool balance, were originated or acquired by KeyBank National Association ("KeyBank"). KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of June 30, 2000, KeyBank had total assets of approximately $75.9 billion, total liabilities of approximately $69.7 billion and approximately $6.2 billion in stockholder's equity. For the same period, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $7.8 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, has originated over $2.6 billion in commercial mortgage loans since its inception and has a current servicing portfolio of $ 6.3 billion.

52 of the mortgage loans, representing 31.4% of the initial mortgage pool balance, were acquired by Prudential Mortgage Capital Funding, LLC ("PMCF") which acquired those mortgage loans from Prudential Mortgage Capital Company, LLC ("PMCC"). PMCC originated 51 of those mortgage loans and acquired 1 mortgage loan representing 3.9% of the initial mortgage pool balance from Capital Lease Funding, L.P. PMCC, an indirect wholly owned subsidiary of The Prudential Insurance Company of America, was established in August 1997. PMCC has originated more than 300 commercial mortgage loans totaling approximately $2.83 billion since its inception. PMCC sources, underwrites and closes various mortgage loan products through production offices in Atlanta, GA, Newark, NJ, San Francisco, CA and Chicago, IL.

--------------------------------------------------------------------------------

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000

COLLATERAL OVERVIEW:
o        Initial Mortgage Pool Balance:     $1,290,768,164

o        Average Cut-off Date
         Principal Balance:                 $5,563,656

o        Loans/Properties:                  232 loans / 244 properties

o        Property Type:                     Retail (30.8%), Multifamily (30.3%), Office (25.3%), Other (13.6%)

o        Geographic Distribution:           40 States and the District of Columbia. CA (14.6%; South 10.3%/North 4.3%),
                                            TX (12.4%), NY (9.5%), Other (63.5%)

o        Amortization Types:                Balloon (72.1%), ARD (23.8%), Fully Amortizing (4.1%)

o        Wtd. Avg. U/W DSCR:                1.38x

o        Wtd. Avg. Cut-off Date
         LTV Ratio:                         68.5%

o        Appraisals:                        100% of the appraisals state that they follow the guidelines set forth in Title XI of
                                            FIRREA.

o        Largest Loan:                      6.8%

o        Five Largest Loans:                20.6%

o        Ten Largest Loans:                 31.4%

o        Wtd. Avg. Remaining
         Term to Maturity(1):               117 months

o        Wtd. Avg. Seasoning:               5 months

o        Gross WAC:                         8.297%

o        Call Protection:                   All of the mortgage loans provide for either a prepayment lockout period
                                            ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium
                                            ("YMP") period, a prepayment premium ("PP") period or a combination thereof.

o        Defeasance:                        86.8%

o        Credit Tenant Lease:               None

o        Participation Loans:               None

(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purpose of this analysis.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000

COLLATERAL OVERVIEW (CONTINUED):
o        Loans with
         Secured Subordinate Debt:      5.5%

o        Leasehold:                     13.0%

o        Delinquency:                   None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service  payment as of November 1, 2000 or at any time during the 12-month period preceding that date.

TRANSACTION OVERVIEW:

o        Structure:                     Senior/subordinated, sequential pay pass-through certificates.

o        Co-Lead Managers:              Donaldson, Lufkin & Jenrette Securities Corporation(1) and Prudential Securities
                                        Incorporated

o        Co-Managers:                   Credit Suisse First Boston Corporation, McDonald Investments Inc. and
                                        Salomon Smith Barney Inc.

o        Mortgage Loan Sellers:         Column Financial, Inc., KeyBank National Association and Prudential Mortgage
                                        Capital Funding, LLC ("PMCF")

o        Rating Agencies:               Moody's Investors Service, Inc. / Fitch, Inc.

o        Master Servicer and
         Special Sub-Servicer:          Key Corporate Capital Inc. d/b/a Key Commercial Mortgage

o        Special Servicer:              Midland Loan Services, Inc.

o        Trustee:                       Wells Fargo Bank Minnesota, N.A.

o        Cut-off Date:                  November 1, 2000

o        Settlement Date:               On or about November 1, 2000

o        Payment Date:                  The 10th day of the month, or if such day is not a business day, the following business day, but no sooner than the 4th business day after the 4th day of the month.


(1) In connection with the announced acquisition of Donaldson Lufkin & Jenrette, Inc. by the Credit Suisse First Boston, Inc., to the extent required or permitted under applicable law or regulation, Donaldson Lufkin & Jenrette Securities Corporation may act through or in conjunction with Credit Suisse First Boston, Inc. in performing certain of its duties relating hereto.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000

TRANSACTION OVERVIEW (CONTINUED):

o        Delivery:                      The Depository Trust Company ("DTC") through Cede & Co. (in the United  States)
                                        or Clearstream Banking, societe' anonyme' or The Euroclear System (in Europe).

o        ERISA:                         Classes A-1A, A-1B and S are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions with respect to
                                        ERISA, subject to certain conditions of eligibility.

o        Tax Treatment:                 REMIC

o        Servicer Option to
         Terminate Trust:               1%

o        Analytics:                     Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex
                                        Solutions and Charter Research.

o        Extensions:                    The special servicer will be responsible for performing various functions with respect to mortgage loans in the trust that, in general, are in default or as to which default is imminent, and for administering any REO properties. The pooling and servicing agreement will generally permit the special servicer to modify, waive or amend any term of any mortgage loan if it determines, in accordance with the servicing standard, that it is appropriate to do so. The special servicer will not be permitted to grant any extension of the maturity of a mortgage loan beyond 60 months after its stated maturity date.

o        Controlling Class:             The controlling class may through a representative advise, appoint and replace the special servicer. In general, the controlling class will be the most subordinate class of certificates which has a current total principal balance no less than 25% of its original total principal balance.

o        Advances:                      The master servicer will be obligated to make advances of scheduled principal and interest payments, excluding balloon payments, subject to recoverability determination and appraisal reductions. If the master servicer fails to make a required P & I advance and the trustee is aware of the failure, the trustee will be obligated to make that advance.

o        Appraisal Reductions:          In general, an Appraisal Reduction Amount will be the amount, if any, by which the unpaid principal balance of a specially serviced mortgage loan, plus other amounts overdue in connection with that loan, exceeds 90% of the appraised value of the related mortgaged real property. Any resulting Appraisal Reduction Amount will reduce proportionately the interest portion, but not the principal portion, of any amount of P&I advances for the loan, which reduction will likely result in a reduction of interest distributable to the most subordinate interest-bearing class of series 2000-CKP1 certificates outstanding. In general, an Appraisal Reduction Amount will be reduced to zero as of the date the related mortgage loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed of. Appraisal
                                        Reduction Amounts will not effect class sizes for the purposes of determining the series 2000-CKP1 controlling class.



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000

STRUCTURE DESCRIPTION:


                                   [GRAPHICS]



Based on the "Maturity Assumptions" set forth in the Prospectus Supplement and a 0% CPR (except ARD Loans paid in full on their respective anticipated repayment dates).


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000

INTEREST DISTRIBUTIONS:

Each interest-bearing class of series 2000-CKP1 certificates will be entitled on each payment date to interest accrued at its pass-through rate on the total principal balance or notional amount of that class outstanding immediately prior to the related payment date. All classes will pay interest on a 30/360 basis.

PRINCIPAL DISTRIBUTIONS:

Available principal will be paid on each payment date to the following classes of series 2000-CKP1 certificates in the following sequential order: class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, B-9 and C (the
"Principal Balance Certificates"). However, if classes A-2 through C have been retired as a result of losses and additional trust fund expenses, classes A-1A and A-1B will receive principal on a pro-rata basis.

REALIZED LOSSES AND EXPENSES:

Realized losses from any mortgage loan in the trust and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: class C, B-9, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through C have been reduced to $0 by losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to classes A-1A and A-1B pro-rata.

CREDIT ENHANCEMENTS:

Credit enhancement for each class of publicly registered certificates of series 2000-CKP1 will be provided by the classes of series 2000-CKP1 certificates which are subordinate in priority with respect to payments of interest and principal.

ALLOCATION OF YIELD MAINTENANCE AND PERCENTAGE PREPAYMENT PREMIUMS:

In the case of most mortgage loans that provide for the payment of prepayment consideration in connection with a voluntary prepayment, that prepayment consideration will generally equal:

o an amount calculated pursuant to a yield maintenance formula (a "Yield Maintenance Premium Amount");

o the greater of (i) a Yield Maintenance Premium Amount and (ii) an amount equal to either a specified dollar amount or a percentage of the subject prepayment (a "Yield Maintenance Minimum Amount"); or

o an amount equal to a percentage of the subject prepayment, which percentage may decline over time (a "Percentage Prepayment Premium Amount").

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000

Any Yield Maintenance Premium Amount collected will be distributed to the publicly class S certificates and the offered classes of the series 2000-CKP1 certificates as follows:

o the holders of each class of the class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2 and B-3 certificates (the "Premium P&I Certificates") then entitled to receive payments of principal will be entitled to receive a portion of such Yield Maintenance Premium Amount equal to the product of (i) the entire Yield Maintenance Premium Amount, multiplied by (ii) a fraction (not greater than one or less than zero), the numerator of which is equal to the pass-through rate for that class minus a discount rate based on then current U.S. Treasury rates, and the denominator rate of which is equal to the mortgage interest rate for the prepaid mortgage loan minus that same discount rate, multiplied by (iii) a fraction (not greater than one or less than zero), the numerator of which is the amount of principal payments to which that class is then entitled, and the denominator of which is equal to the total principal payments then payable with respect to all the series 2000-CKP1 certificates; and

o the holders of the class S certificates will be entitled to the remaining portion of such Yield Maintenance Premium Amount.

Any Yield Maintenance Minimum Amount collected on the mortgage loans will be distributed entirely to the holders of the class S certificates.

25% of any Percentage Prepayment Premium Amount collected on the mortgage loans will be distributed among those classes of Premium P&I Certificates then entitled to payments of principal, on a pro-rata basis in accordance with the respective amounts of principal then payable on each of those classes. The entire remaining amount of such Percentage Prepayment Premium Amount will be distributed to the holders of the class S certificates.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000


 STRATIFICATION:


                           [DEPICTION OF US MAP HERE]


                       MORTGAGED REAL PROPERTIES BY STATE

                                                                                     WEIGHTED
                      NUMBER OF                              PERCENTAGE OF            AVERAGE                        WEIGHTED
                      MORTGAGED              CUT-OFF DATE       INITIAL              MORTGAGE       WEIGHTED           AVERAGE
                         REAL                  PRINCIPAL     MORTGAGE POOL           INTEREST       AVERAGE         CUT-OFF DATE
STATE                 PROPERTIES                BALANCE         BALANCE                RATES        U/W DSCR          LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
California               18               $   188,200,224        14.6%                 8.076%         1.32x             69.4%
Texas                    40                   159,932,981        12.4%                 8.526%         1.27              74.3%
New York                 15                   122,968,157         9.5%                 8.599%         1.64              52.6%
Florida                  16                    67,146,580         5.2%                 8.233%         1.38              68.0%
New Jersey                6                    66,043,922         5.1%                 8.099%         1.51              58.6%
Colorado                 10                    52,273,853         4.0%                 8.108%         1.30              73.8%
Ohio                     13                    52,089,788         4.0%                 8.365%         1.27              72.7%
Delaware                  1                    50,909,381         3.9%                 6.810%         2.41              40.7%
Utah                      5                    46,253,523         3.6%                 8.405%         1.29              76.2%
Virginia                  4                    45,907,613         3.6%                 8.489%         1.35              70.8%
Michigan                 10                    35,362,012         2.7%                 8.258%         1.24              73.1%
Massachusetts             4                    35,171,289         2.7%                 8.430%         1.21              76.2%
Louisiana                 3                    31,421,728         2.4%                 8.407%         1.23              75.2%
Connecticut              11                    31,031,050         2.4%                 8.387%         1.24              78.2%
Arizona                  10                    30,957,930         2.4%                 8.542%         1.30              73.2%
Washington                4                    27,820,551         2.2%                 8.588%         1.28              67.9%
Oklahoma                  4                    25,880,057         2.0%                 8.304%         1.33              77.0%
Georgia                   8                    25,444,568         2.0%                 8.498%         1.28              74.6%
Pennsylvania             12                    22,819,796         1.8%                 8.563%         1.26              75.6%
Illinois                  5                    19,451,298         1.5%                 8.331%         1.31              74.5%
Indiana                   8                    16,675,658         1.3%                 8.650%         1.27              73.1%
Minnesota                 5                    14,622,356         1.1%                 8.600%         1.31              68.6%
Maine                     2                    12,923,718         1.0%                 8.350%         1.41              68.4%
District of Columbia      1                    12,534,362         1.0%                 8.270%         1.29              61.4%
Nevada                    1                    11,587,542         0.9%                 8.170%         1.31              78.6%
Wisconsin                 5                    11,261,357         0.9%                 8.680%         1.34              69.1%
South Carolina            1                     9,882,379         0.8%                 8.420%         1.20              74.9%
North Carolina            2                     9,635,401         0.7%                 8.608%         1.40              69.9%
Tennessee                 2                     8,322,126         0.6%                 8.319%         1.31              77.8%
Missouri                  3                     8,149,863         0.6%                 8.285%         1.30              74.2%
Oregon                    2                     7,120,387         0.6%                 8.343%         1.22              69.9%
Maryland                  2                     5,589,164         0.4%                 8.535%         1.45              66.5%
Mississippi               3                     5,297,751         0.4%                 8.150%         1.34              72.1%
Kansas                    1                     4,988,040         0.4%                 8.450%         1.33              54.8%
Kentucky                  1                     3,814,844         0.3%                 8.130%         1.47              74.8%
Montana                   1                     3,169,044         0.2%                 7.500%         1.54              68.2%
Alabama                   1                     3,123,994         0.2%                 7.680%         1.22              55.3%
New Mexico                1                     1,716,093         0.1%                 8.620%         1.39              79.8%
North Dakota              1                     1,477,856         0.1%                 8.280%         1.26              44.2%
Alaska                    1                     1,386,265         0.1%                 8.900%         1.20              66.8%
Nebraska                  1                       403,665         0.0%                 9.590%         1.33              74.8%
                   -----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AV       244                $1,290,768,164       100.0%                 8.297%        1.38X              68.5%
                   =================================================================================================================

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000


                          [DEPICTION OF PIE CHART HERE]


                         Mixed Use               1.6%
                         Industrial              3.9%
                         Hotel                   4.3%
                         Office                 25.3%
                         Multifamily            30.3%
                         Retail                 30.8%
                         Other                   3.9%



                                             MORTGAGED REAL PROPERTIES BY PROPERTY TYPE


                                                                                       WEIGHTED
                              NUMBER OF                           PERCENTAGE OF         AVERAGE                        WEIGHTED
                              MORTGAGED        CUT-OFF DATE          INITIAL           MORTGAGE      WEIGHTED           AVERAGE
                                REAL             PRINCIPAL        MORTGAGE POOL        INTEREST       AVERAGE        CUT-OFF DATE
PROPERTY TYPE                PROPERTIES           BALANCE            BALANCE             RATES       U/W DSCR          LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Retail                           76          $  397,422,214           30.8%             8.174%         1.28x             73.3%
Multifamily                      90             391,574,144           30.3%             8.335%         1.30              73.1%
Office                           32             326,064,543           25.3%             8.311%         1.61              56.9%
Hotel                             8              55,330,859            4.3%             8.427%         1.52              60.6%
Industrial                       10              49,700,687            3.9%             8.377%         1.27              74.9%
Mixed Use                         9              20,289,777            1.6%             8.595%         1.28              67.9%
Manufactured Housing              7              17,143,349            1.3%             8.415%         1.29              75.8%
Self Storage                      8              12,306,673            1.0%             8.675%         1.47              63.3%
Independent/Assisted Living       1              12,151,936            0.9%             8.900%         1.43              74.8%
Health Care                       3               8,783,983            0.7%             8.114%         1.50              71.0%
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         244          $1,290,768,164          100.0%             8.297%         1.38X             68.5%
                           =========================================================================================================

                                           MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         Weighted
                                        NUMBER OF                     PERCENTAGE OF       AVERAGE                   WEIGHTED
                                        MORTGAGED     CUT-OFF DATE       INITIAL          MORTGAGE    WEIGHTED       AVERAGE
                                          REAL          PRINCIPAL     MORTGAGE POOL       INTEREST     AVERAGE    CUT-OFF DATE
PROPERTY TYPE      PROPERTY SUB-TYPE   PROPERTIES        BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Retail
                     Anchored    (1)       48         $ 350,202,326       27.1%            8.120%       1.27x         74.1%
                     Unanchored            28            47,219,888        3.7%            8.577%       1.35          67.4%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    76         $ 397,422,214       30.8%            8.174%       1.28x         73.3%
                                       =============================================================================================


(1) Includes shadow anchored properties.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000





                                                     ORIGINAL AMORTIZATION TERMS

                                                                                               WEIGHTED
                                                 NUMBER OF                   PERCENTAGE OF      AVERAGE                  WEIGHTED
           RANGE OF                             UNDERLYING    CUT-OFF DATE      INITIAL        MORTGAGE    WEIGHTED      AVERAGE
     ORIGINAL AMORTIZATION                       MORTGAGE       PRINCIPAL    MORTGAGE POOL     INTEREST    AVERAGE     CUT-OFF DATE
         TERMS (MONTHS)                            LOANS         BALANCE       BALANCE          RATES      U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

        152    -    290                             10       $   81,413,722       6.3%          7.248%      2.07x         46.1%

        291    -    300                             59          193,255,770      15.0%          8.424%      1.46          62.9%

        301    -    360                            163        1,016,098,672      78.7%          8.357%      1.31          71.3%

                                                ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            232       $1,290,768,164     100.0%          8.297%      1.38X         68.5%
                                                ====================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):                                360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):                                152
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):                              338








                                                ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                          WEIGHTED
                                          NUMBER OF                    PERCENTAGE OF      AVERAGE                      WEIGHTED
           RANGE OF                      UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED        AVERAGE
        ORIGINAL TERMS                    MORTGAGE      PRINCIPAL      MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
   TO STATED MATURITY (MONTHS)              LOANS        BALANCE          BALANCE          RATES        U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
         60    -    100                       4       $   32,789,432         2.5%           7.874%          1.64x        56.1%
        101    -    120                     217        1,117,612,969        86.6%           8.424%          1.34         69.8%
        121    -    240                      11          140,365,764        10.9%           7.387%          1.68         60.5%

                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     232       $1,290,768,164       100.0%           8.297%          1.38X        68.5%
                                      ==============================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):                240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):                 60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):              122

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000




                                                    REMAINING AMORTIZATION TERMS

                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                     WEIGHTED
             RANGE OF              UNDERLYING         CUT-OFF DATE       INITIAL        MORTGAGE    WEIGHTED          AVERAGE
      REMAINING AMORTIZATION        MORTGAGE            PRINCIPAL     MORTGAGE POOL     INTEREST     AVERAGE       CUT-OFF DATE
          TERMS (MONTHS)             LOANS              BALANCE          BALANCE          RATES     U/W DSCR         LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
        151      -    290              19           $  100,570,815         7.8%           7.381%       1.96x            48.4%
        291      -    350              66              323,441,636        25.1%           8.161%       1.38             67.6%
        351      -    360             147              866,755,713        67.2%           8.454%       1.32             71.1%

                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               232           $1,290,768,164       100.0%           8.297%       1.38X            68.5%
                                  ==================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS):                   360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS):                   151
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS):                 333





                                               REMAINING TERMS TO STATED MATURITY (1)



                                                                                       WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF    AVERAGE                   WEIGHTED
            RANGE OF               UNDERLYING      CUT-OFF DATE         INITIAL        MORTGAGE     WEIGHTED      AVERAGE
        REMAINING TERMS             MORTGAGE        PRINCIPAL         MORTGAGE POOL    INTEREST      AVERAGE   CUT-OFF DATE
  TO STATED MATURITY (MONTHS)         LOANS          BALANCE             BALANCE        RATES       U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

         40    -     99                  6        $   39,067,314           3.0%         7.829%        1.61x        56.8%
        100    -    120                216         1,125,295,384          87.2%         8.428%        1.34         70.0%
        121    -    239                 10           126,405,467           9.8%         7.276%        1.73         58.6%

                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                232        $1,290,768,164         100.0%         8.297%        1.38x        68.5%
                                   =================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):          239
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):           40
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):        117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000



                                              UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS


                                                                                          WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF    AVERAGE                  WEIGHTED
                                      UNDERLYING         CUT-OFF DATE        INITIAL       MORTGAGE   WEIGHTED      AVERAGE
               RANGE OF                MORTGAGE            PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
              U/W DSCRS                 LOANS              BALANCE           BALANCE        RATES     U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
        1.16x     -      1.19              4          $   32,499,958            2.5%        8.404%      1.18x        78.3%
        1.20      -      1.22             44             250,668,765           19.4%        8.466%      1.21         75.4%
        1.23      -      1.25             44             260,361,664           20.2%        8.356%      1.24         75.6%
        1.26      -      1.29             43             187,659,636           14.5%        8.110%      1.27         72.7%
        1.30      -      1.39             52             236,446,236           18.3%        8.392%      1.34         70.7%
        1.40      -      1.49             21              84,275,854            6.5%        8.630%      1.43         68.5%
        1.50      -      1.70             16              70,633,774            5.5%        8.137%      1.60         53.9%
        1.71      -      2.77x             8             168,222,277           13.0%        7.909%      1.98         43.3%

                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  232          $1,290,768,164          100.0%        8.297%      1.38x        68.5%
                                    ================================================================================================


MAXIMUM U/W DSCR:                      2.77x
MINIMUM U/W DSCR:                      1.16x
WTD. AVG. U/W DSCR:                    1.38x





                                                  CUT-OFF DATE LOAN-TO-VALUE RATIOS


                                                                                       WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF     AVERAGE                   WEIGHTED
                                   UNDERLYING        CUT-OFF DATE        INITIAL       MORTGAGE     WEIGHTED       AVERAGE
         RANGE OF CUT-OFF DATE      MORTGAGE           PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE    CUT-OFF DATE
          LOAN-TO-VALUE RATIOS        LOANS             BALANCE          BALANCE         RATES      U/W DSCR      LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
       40.10%     -    55.00%         15            $ 221,926,430        17.2%         7.961%        1.88x         44.6%
       55.10%     -    65.00%         31              128,677,636        10.0%         8.551%        1.37          60.3%
       65.10%     -    67.50%         15               32,863,535         2.5%         8.382%        1.34          66.4%
       67.60%     -    70.00%         25               76,022,795         5.9%         8.536%        1.31          68.9%
       70.10%     -    72.50%         21               79,692,672         6.2%         8.556%        1.27          71.3%
       72.60%     -    75.00%         45              221,961,570        17.2%         8.117%        1.29          73.8%
       75.10%     -    77.50%         27              237,060,456        18.4%         8.482%        1.24          76.6%
       77.60%     -    78.50%         17              105,841,020         8.2%         8.294%        1.27          78.0%
       78.60%     -    79.50%         16              107,885,241         8.4%         8.304%        1.27          79.0%
       79.60%     -    80.00%         19               75,928,908         5.9%         8.241%        1.23          79.9%
       80.10%     -    80.80%          1                2,907,902         0.2%         8.380%        1.16          80.8%

                                --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              232           $1,290,768,164       100.0%         8.297%        1.38x         68.5%
                                ============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO:       80.8%
MINIMUM CUT-OFF DATE LTV RATIO:       40.1%
WTD. AVG. CUT-OFF DATE LTV RATIO:     68.5%


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000



                                                   CUT-OFF DATE PRINCIPAL BALANCES

                                                                                               WEIGHTED
                                            NUMBER OF                         PERCENTAGE OF     AVERAGE                   WEIGHTED
                                           UNDERLYING       CUT-OFF DATE         INITIAL       MORTGAGE     WEIGHTED       AVERAGE
         RANGE OF CUT-OFF DATE              MORTGAGE          PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE    CUT-OFF DATE
           PRINCIPAL BALANCES                 LOANS            BALANCE           BALANCE         RATES      U/W DSCR      LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

       $     230,842   -       500,000          8        $    2,955,007           0.2%          8.848%        1.35x         72.0%
             500,001   -       750,000         14             8,337,909           0.6%          8.823%        1.33          71.1%
             750,001   -     1,000,000         10             8,968,894           0.7%          8.731%        1.35          66.6%
           1,000,001   -     1,250,000         17            18,974,109           1.5%          8.736%        1.32          72.4%
           1,250,001   -     1,500,000         16            22,438,876           1.7%          8.621%        1.37          66.9%
           1,500,001   -     1,750,000          8            13,068,391           1.0%          8.612%        1.33          71.6%
           1,750,001   -     2,000,000         20            37,272,210           2.9%          8.583%        1.30          70.7%
           2,000,001   -     3,000,000         30            74,231,642           5.8%          8.411%        1.30          71.0%
           3,000,001   -     4,000,000         25            87,599,577           6.8%          8.396%        1.29          71.2%
           4,000,001   -     5,000,000         13            58,043,231           4.5%          8.340%        1.38          69.0%
           5,000,001   -     6,000,000         17            93,015,314           7.2%          8.475%        1.32          71.0%
           6,000,001   -     8,500,000         12            85,772,101           6.6%          8.351%        1.34          70.0%
           8,500,001   -     9,500,000          6            53,767,165           4.2%          8.196%        1.26          76.6%
           9,500,001   -    10,000,000          6            58,539,725           4.5%          8.406%        1.30          77.2%
          10,000,001   -    11,250,000          5            51,917,676           4.0%          8.318%        1.25          74.4%
          11,250,001   -    12,000,000          4            46,240,167           3.6%          8.098%        1.42          67.7%
          12,000,001   -    19,500,000         10           138,416,199          10.7%          8.380%        1.28          72.7%
          19,500,001   -    34,500,000          6           164,783,680          12.8%          8.256%        1.33          71.7%
          34,500,001   -   $87,301,842          5           266,426,293          20.6%          8.002%        1.65          55.9%
                                            ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       232        $1,290,768,164         100.0%          8.297%        1.38x         68.5%
                                            ========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:                      $87,301,843
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:                      $   230,842
WTD. AVG. CUT-OFF DATE PRINCIPAL BALANCE:                    $ 5,563,656





                                           UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                         WEIGHTED
                                 NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
                                 UNDERLYING        CUT-OFF DATE         INITIAL          MORTGAGE        WEIGHTED      AVERAGE
                                  MORTGAGE           PRINCIPAL       MORTGAGE POOL       INTEREST         AVERAGE    CUT-OFF DATE
LOAN TYPE                          LOANS              BALANCE           BALANCE           RATES          U/W DSCR     LTV RATIO
-----------------------     -----------------------------------------------------------------------------------------------------
Balloon                             193         $   930,114,487          72.1%            8.443%           1.36x        69.0%
ARD                                  37             307,347,568          23.8%            8.102%           1.30         71.4%
Fully Amortizing                      2              53,306,109           4.1%            6.885%           2.37         41.9%

                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             232         $ 1,290,768,164         100.0%            8.297%           1.38x        68.5%
                            =====================================================================================================


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000



                                                       MORTGAGE INTEREST RATES


                                                                                          WEIGHTED
                                         NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                                        UNDERLYING        CUT-OFF DATE     INITIAL       MORTGAGE     WEIGHTED        AVERAGE
               RANGE OF                  MORTGAGE          PRINCIPAL     MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
        MORTGAGE INTEREST RATES           LOANS             BALANCE        BALANCE         RATES      U/W DSCR       LTV RATIO
-------------------------------------------------------------------------------------------------------------------------------
       6.810%    -     7.750%               9          $  155,863,591       12.1%         7.197%        1.72x          58.5%
       7.751%    -     8.000%               6              29,999,333        2.3%         7.974%        1.52           62.1%
       8.001%    -     8.250%              36             282,161,329       21.9%         8.118%        1.32           73.0%
       8.251%    -     8.500%              71             315,280,601       24.4%         8.364%        1.28           72.7%
       8.501%    -     8.750%              61             359,204,486       27.8%         8.622%        1.39           64.6%
       8.751%    -     9.000%              31             105,768,440        8.2%         8.841%        1.34           72.1%
       9.001%    -     9.590%              18              42,490,383        3.3%         9.158%        1.30           71.3%
                                   -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   232          $1,290,768,164      100.0%         8.297%        1.38x          68.5%
                                   ===========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                               9.590%
MINIMUM MORTGAGE INTEREST RATE:                               6.810%
WTD. AVG. MORTGAGE INTEREST RATE:                             8.297%



                                                 OCCUPANCY RATES AT UNDERWRITING (1)


                                                                                    WEIGHTED
                             NUMBER OF                          PERCENTAGE OF        AVERAGE                       WEIGHTED
                             MORTGAGED       CUT-OFF DATE          INITIAL          MORTGAGE      WEIGHTED          AVERAGE
         RANGE OF              REAL            PRINCIPAL        MORTGAGE POOL       INTEREST       AVERAGE       CUT-OFF DATE
  OCCUPANCY RATES AT U/W    PROPERTIES          BALANCE            BALANCE            RATES       U/W DSCR         LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------
      76.0%    -    84.9%       4          $   10,511,689         0.8%              7.774%         1.66x            57.7%
      85.0%    -    89.9%      13              35,831,304         2.8%              8.477%         1.32             70.5%
      90.0%    -    94.9%      36             165,976,871        12.9%              8.385%         1.29             74.7%
      95.0%    -    97.4%      47             316,675,639        24.5%              8.395%         1.26             76.3%
      97.5%    -   100.0%     136             706,441,802        54.7%              8.221%         1.45             64.1%
                         ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       236          $1,235,437,305        95.7%              8.291%         1.38x            68.8%
                         ====================================================================================================


MAXIMUM OCCUPANCY RATE AT U/W:             100.0%
MINIMUM OCCUPANCY RATE AT U/W:              76.0%
WTD. AVG. OCCUPANCY RATE AT U/W:            97.3%

(1) DOES NOT INCLUDE THE HOTEL PROPERTIES.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000





                                              YEARS BUILT/YEARS RENOVATED (1)

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF     AVERAGE                              WEIGHTED
                             MORTGAGED    CUT-OFF DATE         INITIAL       MORTGAGE           WEIGHTED            AVERAGE
   RANGE OF YEARS              REAL         PRINCIPAL       MORTGAGE POOL    INTEREST            AVERAGE         CUT-OFF DATE
  BUILT/RENOVATED           PROPERTIES       BALANCE           BALANCE         RATES            U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
   1920   -   1970              18      $   48,167,234           3.7%          8.225%              1.46x              66.4%
   1971   -   1980              20          38,854,139           3.0%          8.428%              1.37               70.3%
   1981   -   1990              62         319,605,662          24.8%          8.113%              1.48               67.3%
   1991   -   2000             144         884,141,129          68.5%          8.362%              1.35               68.9%

                         -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        244      $1,290,768,164         100.0%          8.297%              1.38x              68.5%
                         ===========================================================================================================

MOST RECENT YEAR BUILT/RENOVATED:      2000
OLDEST YEAR BUILT/RENOVATED:           1920
WTD. AVG. YEAR BUILT/RENOVATED:        1993

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED.

                                                MORTGAGE POOL PREPAYMENT PROFILE (1)


                                   NUMBER OF
                  MONTHS SINCE      MORTGAGE      OUTSTANDING   % OF POOL         YIELD        PREPAYMENT    % OF POOL
      DATE        CUT-OFF DATE       LOANS       BALANCE (MM)    LOCKOUT       MAINTENANCE       PREMIUM       OPEN        TOTAL
 -----------------------------------------------------------------------------------------------------------------------------------
     NOV-00              0            232          $1,290.8      94.60%           4.50%           0.90%        0.00%      100.0%
     NOV-01             12            232          $1,279.9      94.68%           4.43%           0.88%        0.00%      100.0%
     NOV-02             24            232          $1,268.0      92.15%           6.98%           0.00%        0.87%      100.0%
     NOV-03             36            232          $1,254.7      89.60%           9.54%           0.00%        0.86%      100.0%
     NOV-04             48            231          $1,230.1      89.63%          10.37%           0.00%        0.00%      100.0%
     NOV-05             60            230          $1,206.8      88.61%          11.39%           0.00%        0.00%      100.0%
     NOV-06             72            230          $1,190.3      88.73%          11.27%           0.00%        0.00%      100.0%
     NOV-07             84            228          $1,160.4      88.85%          10.92%           0.00%        0.23%      100.0%
     NOV-08             96             15          $1,134.3      89.55%          10.45%           0.00%        0.00%      100.0%
     NOV-09            108            214          $1,061.1      81.11%           8.53%           0.00%       10.36%      100.0%
     NOV-10            120             10          $   84.2      72.18%          27.82%           0.00%        0.00%      100.0%
     NOV-11            132              9          $   72.6      78.83%          21.17%           0.00%        0.00%      100.0%
     NOV-12            144              5          $   50.8      83.23%          13.25%           0.00%        3.51%      100.0%
     NOV-13            156              2          $    3.0      54.44%          45.56%           0.00%        0.00%      100.0%
     NOV-14            168              2          $    2.8      55.94%          44.06%           0.00%        0.00%      100.0%
     NOV-15            180              2          $    2.6      57.85%          42.15%           0.00%        0.00%      100.0%
     NOV-16            192              2          $    2.3      60.35%          39.65%           0.00%        0.00%      100.0%
     NOV-17            204              2          $    2.0      63.79%          36.21%           0.00%        0.00%      100.0%
     NOV-18            216              2          $    1.7      68.76%          31.24%           0.00%        0.00%      100.0%
     NOV-19            228              2          $    1.4      76.58%          23.42%           0.00%        0.00%      100.0%

 -----------------------------------------------------------------------------------------------------------------------------------


 (1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED
 REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY
 ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000


                                               PREPAYMENT PROVISION AS OF CUT-OFF DATE

                                                                          WEIGHTED       WEIGHTED        WEIGHTED
                                                                           AVERAGE        AVERAGE         AVERAGE
                                                        PERCENTAGE OF     REMAINING      REMAINING        REMAINING       WEIGHTED
         RANGE OF          NUMBER OF     CUT-OFF DATE      INITIAL          LOCKOUT       LOCKOUT       LOCKOUT PLUS       AVERAGE
    REMAINING TERMS TO      MORTGAGE       PRINCIPAL     MORTGAGE POOL      PERIOD     PLUS YM PERIOD   PREMIUM PERIOD    MATURITY
   STATED MATURITY (YEARS)   LOANS          BALANCE        BALANCE         (YEARS)        (YEARS)          (YEARS)       (YEARS) (1)
 -----------------------------------------------------------------------------------------------------------------------------------

    3.00    -    3.99           1       $   11,555,033        0.9%            0.0            0.0              1.3             3.3
    5.00    -    5.99           1            8,409,024        0.7%            1.5            4.7              4.7             5.0
    6.00    -    6.99           2           12,825,375        1.0%            6.4            6.6              6.6             6.8
    7.00    -    7.99           2            6,277,882        0.5%            2.4            7.0              7.0             7.5
    8.00    -    8.99          11           53,392,916        4.1%            7.5            8.2              8.2             8.7
    9.00    -    9.49          21          159,788,658       12.4%            8.3            8.9              8.9             9.4
    9.50    -    9.99         184          912,113,811       70.7%            8.8            9.3              9.3             9.7
   10.00    -   10.99           1            2,908,942        0.2%           10.5           10.5             10.5            10.8
   11.00    -   14.99           7          118,933,324        9.2%            6.8           12.2             12.2            12.5
   15.00    -   30.00           2            4,563,201        0.4%           11.2           19.3             19.3            19.8

                           ---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:      232       $1,290,768,164      100.0%            8.3            9.3              9.4             9.8
                           =========================================================================================================

  (1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE
IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.



                                                          PREPAYMENT OPTION

                                                                               WEIGHTED      WEIGHTED        WEIGHTED
                                                                                AVERAGE       AVERAGE         AVERAGE
                                                              PERCENTAGE OF    REMAINING     REMAINING       REMAINING     WEIGHTED
                               NUMBER OF      CUT-OFF DATE       INITIAL        LOCKOUT       LOCKOUT      LOCKOUT PLUS     AVERAGE
                                MORTGAGE        PRINCIPAL     MORTGAGE POOL     PERIOD    PLUS YM PERIOD  PREMIUM PERIOD   MATURITY
     PREPAYMENT OPTION           LOANS           BALANCE         BALANCE        (YEARS)       (YEARS)         (YEARS)     (YEARS)(1)
 -----------------------------------------------------------------------------------------------------------------------------------
 Lockout / Defeasance             189       $ 1,102,436,356       86.8%           9.3           9.3             9.3           9.8
 Lockout / Yield Maintenance       35           100,789,740        7.8%           2.8           8.8             8.8           9.2
 Yield Maintenance                  5            58,120,654        4.5%           0.0          12.1            12.1          12.2
 Lockout / Defeasance /
    Yield Maintenance               2            17,866,382        1.4%           7.6           9.3             9.3           9.7
 Prepayment Premium                 1            11,555,033        0.9%           0.0           0.0             1.3           3.3
                              ------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          232        $1,290,768,164      100.0%           8.3           9.3             9.4           9.8
                              ======================================================================================================


  (1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 23, 2000


                                                   SIGNIFICANT MORTGAGE LOANS

                                                            CUT-OFF       PERCENTAGE
                                                             DATE         OF INITIAL                    MORTGAGE             CUT-OFF
                                 PROPERTY      UNITS/      PRINCIPAL       MORTGAGE       APPRAISED     INTEREST              DATE
#   LOAN NAME                      TYPE     SQUARE FEET     BALANCE      POOL BALANCE       VALUE         RATE     U/W DSCR    LTV
------------------------------------------------------------------------------------------------------------------------------------
 1) 437 Madison Avenue            Office      782,921    $ 87,301,843       6.8%        $198,000,000     8.630%      1.75x    44.1%
 2) Valencia Marketplace,
      Power Center                Retail      528,019      51,787,099       4.0%          71,000 000     7.240%      1.26     72.9%
 3) Hercules Plaza                Office      532,974      50,909,381       3.9%         125,000,000     6.810%      2.41     40.7%
 4) Alliance GD FH F1 Loan      Multifamily     1,544      39,491,001       3.1%          51,100,000     8.640%      1.22     77.3%
 5) McCandless Towers II          Office      214,080      36,936,969       2.9%          63,500,000     8.550%      1.35     58.2%
 6) Alliance GD FH F2 Loan      Multifamily     1,251      30,282,599       2.3%          39,200,000     8.640%      1.21     77.3%
 7) Commons at Sugarhouse         Retail      193,397      28,387,855       2.2%          36,000,000     8.130%      1.23     78.9%
 8) Gateway at Randolph
      Apartments                Multifamily       903      27,870,175       2.2%          58,500,000     8.020%      1.63     47.6%
 9) Metroplex                     Office      388,608      27,441,129       2.1%          36,400,000     8.810%      1.34     75.4%
10) Palm Plaza Shopping Center    Retail      342,338      25,476,217       2.0%          34,750,000     7.570%      1.31     73.3%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  $405,884,266      31.4%        $713,450,000     8.088%      1.54x    61.0%
                                                         ===========================================================================

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.